Exhibit 99.1

News Release
Investor Contact: Jeff Geyer, Jeffrey.Geyer@molinahealthcare.com, 305-317-3012
Media Contact: Caroline Zubieta, Caroline.Zubieta@molinahealthcare.com, 562-951-1588

Molina Healthcare Announces Proposed Offering

of $750 Million of Senior Notes Due 2031

Long Beach, Calif., November 17, 2025 – Molina Healthcare, Inc. (NYSE: MOH) (the “Company”) today announced that it intends to privately offer, subject to market and other conditions, $750 million aggregate principal amount of senior notes due 2031 (the “Notes”). The Company will make the offering pursuant to an exemption under the Securities Act of 1933, as amended (the “Securities Act”). The initial purchasers will offer the Notes only to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act and to certain non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act (“Regulation S”).

The Notes will not be guaranteed by any of the Company’s subsidiaries at the time of issuance. The interest rate, offering price and other terms of the Notes will be determined by negotiations between the Company and the representative of the initial purchasers. The issuance of the Notes will be subject to customary closing conditions.

The Company intends to use the net proceeds from the offering to repay the Company’s outstanding delayed draw term loans under its existing credit agreement.

The Notes have not been and will not be registered under the Securities Act or any state securities laws and may not be offered or sold within the United States or to, or for the benefit of, a U.S. person (as defined in Regulation S) except in transactions exempt from, or not subject to, the registration requirements of the Securities Act.

This press release shall not constitute an offer to sell or a solicitation of an offer to purchase the Notes and shall not constitute an offer, solicitation or sale in any state or jurisdiction where such offer, solicitation or sale is prohibited.

About Molina Healthcare

Molina Healthcare, Inc., a FORTUNE 500 company, provides managed healthcare services under the Medicaid and Medicare programs and through the state insurance marketplaces. For more information about Molina Healthcare, please visit molinahealthcare.com.

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MOH Announces Proposed Offering of $750 Million of Senior Notes Due 2031

November 17, 2025

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements. The Company intends such forward-looking statements to be covered under the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements provide current expectations of future events based on certain assumptions, and all statements other than statements of historical fact contained in this press release may be forward-looking statements. In some cases, you can identify forward-looking statements by words such as “intends,” “will,” “may,” or the negative of these terms or other similar expressions. Forward-looking statements contained in this press release include, but are not limited to, statements related to the Company’s offering of the Notes and the intended use of net proceeds of the offering, which are subject to risks and uncertainties, including, without limitation, risks related to whether the Company will consummate the offering of the Notes on the expected terms, or at all, market and other general economic conditions, and whether the Company will be able to satisfy the conditions required to close any sale of the Notes. Given these risks and uncertainties, the Company can give no assurances that its forward-looking statements will prove to be accurate, or that any other results or events projected or contemplated by its forward-looking statements will in fact occur, and it cautions investors not to place undue reliance on these statements. All forward-looking statements in this release represent the Company’s judgment as of the date hereof, and, except as otherwise required by law, the Company disclaims any obligation to update any forward‑looking statements to conform the statement to actual results or changes in its expectations.

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